UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): February 3, 2010

First Financial Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

2440 Mall Drive, Charleston, South Carolina 29406
(Address of principal executive offices)

Registrant's telephone number (including area code): (843) 529-5933

Not applicable
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

First Financial Holdings, Inc. (the “Company”) (NASDAQ GSM:   FFCH), announced that CFO R. Wayne Hall will participate in the 5th Annual Sterne Agee Financial Services Symposium on Tuesday, February 9, 2010 at 9:00 a.m. E.S.T. and his discussion will be broadcast on the Company’s website at www.firstfinancialholdings.com at that time. For more information regarding this matter, see the press release attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit (99.1). Press release of First Financial Holdings, Inc. dated February 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC

/s/ R. Wayne Hall
R. Wayne Hall
Executive Vice President
and Chief Financial Officer

Date: February 3, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of First Financial Holdings, Inc. dated February 3, 2010.